Revised Supplement to
Prospectus dated May 20, 1996 of
The Hirtle Callaghan Trust

Investment Advisory Arrangements. Hotchkis and Wiley, the principal offices of which are located at 800 West Sixth Street, Los Angeles California, 90017, has been retained by Board of Trustees of The Hirtle Callaghan Trust ("Trust") to serve as an Investment Manager of The Value Equity Portfolio. Hotchkis and Wiley will begin serving in this capacity upon termination of the investment advisory agreement between The Hirtle Callaghan Trust and Cowen Asset Management, which is expected to occur on or about August 1, 1996. Hotchkis and Wiley will provide day-to-day portfolio management services to The Value Equity Portfolio pursuant to the terms of a contract ("Hotchkis Agreement") approved by the Board of Trustees of the Trust ("Board") and by a majority of the Independent Trustees, at a meeting of the Board held on July 19, 1996. The terms and conditions of the Hotchkis Agreement, including the fee to be received by Hotchkis & Wiley for its services under that agreement, are substantially identical to the agreement pursuant to the existing portfolio management agreements relating to The Value Equity Portfolio.

In approving the retention of Hotckis and Wiley, the Board was advised of the fact that Hotchkis and Wiley has entered into an agreement with Merrill Lynch & Co., Inc. ("ML") pursuant to which ML will acquire Hotchkis and Wiley, subject to certain conditions ("Acquisition"). The Board was further advised that, following the Acquisition, Hotchkis and Wiley will continue to operate as a separate business unit within the Capital Markets Group of ML and is expected to retain its name, Los Angeles headquarters, management and portfolio managers after the Acquisition. The Board determined, subject to the confirmation of certain information about the Acquisition, also to approve the continued retention of Hotchkis and Wiley following the Acquisition on the same terms and conditions contained in the Hotchkis Agreement. The Hotchkis Agreement, together with a proposal that Hotchkis and Wiley continue to provide portfolio management services to The Value Equity Portfolio following the Acquisition, will be submitted for the approval of the shareholders of The Value Equity Portfolio at a meeting of shareholders of The Value Equity Portfolio to be held on October 23, 1996.

For its services to The Value Equity Portfolio, Hotchkis and Wiley will receive a fee, based on the average daily net asset value of that portion of The Value Equity Portfolio managed by it, at an annual rate of 0.30%. Sheldon Lieberman will be responsible for making day-to-day investment decisions for that portion of The Value Equity Portfolio allocated to Hotchkis and Wiley. Before joining Hotchkis and Wiley in 1994, Mr. Lieberman was the Chief Investment Officer for the Los Angeles County Employees Retirement Association. Prior to that, he was Manager of Trust Investments at Lockheed Corporation. Hotchkis and Wiley currently manages total assets of approximately $10 billion, of which approximately $1.5 billion represent assets of mutual funds.

Administration, Distribution and Related Services. At its meeting held on July 19, 1996, the Board also conditionally approved certain new agreements pursuant to which BISYS Fund Services, Inc. and certain of its affiliated companies ("BISYS") will provide administration, transfer agency, accounting and distribution services to the Trust. At present, these services are provided to the Trust by the Mutual Fund Group of Furman Selz LLC. The conversion of these service relationships to BISYS is slated to occur, subject to final approval of the Trust's Board, upon consummation of the acquisition by BISYS of the Mutual Funds Group. All services to be provided by BISYS under the new agreements will be the same as those currently provided to the Trust under the existing service agreements. The new contracts will not result in any increase in the fees payable by the Trust (or any portfolio of the Trust) for administration, transfer agency, accounting or distribution services.
The date of this Supplement is July 30, 1996